© Fifth Third Bank | All Rights Reserved
Exhibit 99.1
BancAnalysts Association of Boston
Conference
Daniel T. Poston
Executive Vice President & Chief Financial Officer
November 4, 2010
Please refer to earnings release dated October 21, 2010 for further information

© Fifth Third Bank | All Rights Reserved
3Q10 in review
3Q10 credit actions driving further
improvement in credit trends
• Sale or transfer to held-for-sale of $1.2B in loans: $228mm of consumer loans and $961mm of commercial loans
• Net charge-offs $956mm: $510mm on credit actions, $446mm otherwise
• Compared with 2Q10, nonperforming assets (NPAs) declined 30% (flat before the effect of 3Q credit actions) and nonperforming loans (NPLs) declined 38%
(down 2% before the effect of 3Q credit actions)
– Total delinquencies down 10% sequentially (lowest level since 1Q07)
• Provision expense of $457mm
– ~$337mm reserve reductions related to credit actions, ~$162mm reserve reductions related to remainder of portfolio
• Loan loss allowance of 4.20%; coverage 153% of NPAs and 202% of NPLs
Actions driving progress
• Focusing on credit quality, portfolio management and loss mitigation strategies
• Executing on customer satisfaction initiatives and improving customer loyalty
• Enhancing breadth and profitability of offerings and relationships
• Becoming an employer of choice in the industry by continuing to enhance employee engagement
Continued strong operating
results
• Net income available to common shareholders of $175mm, or $0.22 per diluted share
– Includes $127mm pre-tax net impact of BOLI settlement and 3Q10 credit actions described below
• Return on average assets of 0.84%; return on average common equity of 6.8%
• Pre-provision net revenue (PPNR)* of $760mm: $633mm excluding BOLI, driven by strong NII growth and higher fees reflecting mortgage results
• Strong capital ratios: Tier 1 common 7.3%, Tier 1 ratio 13.9%, Total capital ratio 18.3%
* Pre-provision net revenue: net interest income plus noninterest income minus noninterest expense

2.9%
2.8%
2.3%
2.2%
2.1%
2.1%
1.9%
1.7%
1.6%
1.4%
1.3%
1.3%
1.3%
USB WFC MTB FITB PNC BBT HBAN STI KEY CMA RF MI ZION

417%
226%
213%
210%
185%
93%
142%
142%
66%
136%
106%
104%
86%
60%
71%
31%
MTB PNC USB WFC BBT CMA FITB HBAN STI KEY RF ZION MI

1.7%
1.3%
1.1%
1.1%
1.0%
0.8%
0.8%
0.6%
0.4%
0.4%
(0.4%)
(0.5%)
(1.1%)
PNC USB MTB WFC KEY FITB HBAN BBT CMA STI ZION RF MI

© Fifth Third Bank | All Rights Reserved
Strong profitability results
Core PPNR / Average assets (Annualized)* Core PPNR / NCOs*
ROAA
Source: SNL Financial and company reports. Data as of 3Q10.
* Core pre-tax pre-provision earnings excludes the following items: securities gains/losses, gains/losses from debt extinguishments, leveraged lease gains/losses, gains from asset sales, and other non-recurring items. Net charge-offs exclude net charge-offs related to loans sold or moved to held-for-sale during 3Q10 for FITB ($510mm), RF
($233mm), and BBT ($432mm)
• Strong PPNR profitability creates
higher than average loss
absorption capacity
• Profitability not dependent on
reserve releases
• Return on assets higher than peer
average
Lighter portion excludes
charge-offs on loans sold
or moved to held-for-sale

FIFTH THIRD BANK

4.0%
3.5%
3.0%
2.5%
2.0%
$874
$883
$901
$887
$916
3.43%
3.55%
3.63%
3.57%
3.70%
$950
$850
$750
$650
$550
$450
3Q09
4Q09
1Q10
2Q10
3Q10
Net Interest Income (right axis)
PAA*
NIM

3.70%
3.62%
27 bps
26 bps
NIM
NIM growth
FITB
Peer average

5.0%
4.0%
3.0%
2.0%
1.0%
400
300
200
100
0
3Q09
4Q09
1Q10
2Q10
3Q10
Spread (right axis)
Asset yield
Liability rate

© Fifth Third Bank | All Rights Reserved
Stable net interest income trends
(bps)
NIM and YOY growth versus peers
Peers include: BBT, CMA, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, WFC, ZION
Source: SNL Financial and company reports
* Reflects purchase accounting adjustments from the First Charter acquisition of $29mm, $24mm, $21mm, $17mm, and $14mm in 3Q09, 4Q09, 1Q10, 2Q10, and 3Q10,
respectively.
Yields and rates
NII and NIM (FTE)
($mm)
• Sequential trends in net interest income and net
interest margin (FTE) reflect CD runoff and
repricing, lower securities premium amortization,
and a mix shift towards higher-yielding loans
– NII up $29 million, or 3%, sequentially and
up $42 million, or 5%, year-over-year
– NIM up 13 bps sequentially and 27 bps
year-over-year

FIFTH THIRD BANK

81%
77%
73%
73%
72%
71%
70%
70%
68%
67%
66%
66%
64%
ZION
HBAN
MI
FITB
CMA
RF
MTB
STI
PNC
WFC
BBT
KEY
USB

1.35%
1.35%
1.16%
1.13%
1.08%
1.05%
1.03%
1.02%
0.91%
0.88%
0.80%
0.78%
0.44%
BBT
MI
ZION
KEY
HBAN
USB
RF
STI
FITB
PNC
MTB
WFC
CMA

6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Spread
C&I Yield
1 Month Libor

Liability mix and pricing discipline drive
strong net interest income/NIM results
• Strong, deposit rich core funding mix
supports relatively low cost of funds
– Low reliance on wholesale funding
• Continued pricing discipline on
commercial loans, consistent with market
trends toward better risk-adjusted spreads
– C&I spreads over 1-month LIBOR
have increased more than 150 bps in
the past two years
Source: SNL Financial and company reports as of 3Q10.
Deposits / Assets
C&I Spread to 1-month LIBOR
3Q10 Cost of Funds Peer Comparison
Peer average 1.01%
Peer average 70%

© Fifth Third Bank | All Rights Reserved

77
33
48
32
45
33
45
33
44
33
44
3Q09
4Q09
1Q10
2Q10
3Q10
Commercial Loans
Consumer Loans

17
36
17
16
38
18
15
43
19
15
43
19
14
42
19
3Q09
4Q09
1Q10
2Q10
3Q10
Demand
IBT/Savings/MMDA
Consumer CD/Core foreign

+1% QoQ; (26%) YoY
10
6
10
10
4
8
11
2
7
11
2
6
11
2
6
3Q09
4Q09
1Q10
2Q10
3Q10
LT debt
ST borrowings
Non-core deposits

Stable loan trends and strong core funding
• Extended $22 billion of new and renewed credit in 3Q10
• C&I loans up 1% sequentially largely due to higher originations of ~$1.1 billion per month during the quarter
• CRE loans down 4% sequentially and 14% from the previous year
• Consumer loans flat sequentially and up 1% from the previous year
• Warehoused residential mortgage loans held-for-sale were $2.1 billion at quarter end
Flat QoQ;  (4%) YoY
(2%) QoQ; +8% YoY
• Core deposit to loan ratio of 98%, up from 87% in 3Q09
• DDAs flat sequentially and up 14% year-over-year
• Retail average transaction deposits up 1% sequentially and 13% from the previous year, driven by growth in savings, demand deposit, and money market account balances
• Commercial average transaction deposits down 4% sequentially, driven by
$1.2B decline in public funds balances
Average loan growth ($B)^
Average core deposit growth ($B)
80
78 78
70
72
76
Average wholesale funding ($B)
26
20
22
• Reduced wholesale funding by $6.7 billion from the third quarter of 2009
– Non-core deposits down 4% sequentially and 40% from the previous year
– Short term borrowings up 25% sequentially, although still very low levels, and down 62% from the previous year
– Long-term debt up 1% sequentially and 8% from the previous year
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding
77
77
19
19
75

© Fifth Third Bank | All Rights Reserved

Fifth Third Bank

$700
$600
$500
$400
$300
$200
$100
$0
645
653
605
650
629
659
624
625
601
615
676
716
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Core
Core Fee Income Ex-Credit Items

$1,000
$800
$600
$400
$200
$0
912
856
938
828
945
872
952
861
932
877
954
887
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Core
Core Noninterest Expense Ex-Credit Items

© Fifth Third Bank | All Rights Reserved
Core fee income growth and stable core expenses
Core fee income ($mm)
Core expenses ($mm)
• Core noninterest income of $676mm increased $74mm, or 13%, compared with prior quarter, primarily due to increased mortgage banking net revenue
• Sequential strength in mortgage banking revenue (+104%) and investment advisory revenue (+4%)
• 3Q10 mortgage revenue results reflected continued strong originations and refinancing activity ~$5.6B in originations in 3Q10
• Deposit service charges down just 4% sequentially despite impact from
Reg E (impact from Reg E expected to be ~$15-20mm/qtr before mitigation)
• Credit-related costs affected fee income by $40mm in 3Q10 compared with $14mm in 2Q10 and $45mm in 3Q09
• Expense trends continue to reflect elevated credit costs
• Core efficiency ratio of 59.9% in 3Q10, compared with 62.6% in 2Q10 and
64.4% in 3Q09
• Credit-related costs affected noninterest expenses by $67mm in 3Q10
($55mm in 2Q10 and $111mm in 3Q09)
• Noninterest expense related to mortgage repurchases ~$45mm in 3Q10 compared with $18mm in 2Q10 and $11mm in 3Q09
– Increased claims, file requests and losses resulted in higher 3Q10 mortgage repurchase expense and increase in reserve (mortgage repurchase reserve increased ~$18mm in 3Q10)
* Refer to slide 19 for itemized effects of non-core fees and expenses

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Impact of portfolio actions
• Residential mortgage loan sale
– $228 million of balances sold
– $205 million of balances were
nonaccrual
– $123 million of NCO realized
• Commercial HFS transfer
– $961 million of balances
transferred
– $694 million of balances were
nonaccrual
– $387 million of NCO realized
• Reserve reduction
– Approximately $337 million related
to sale or transfer of loans to held-
for-sale
Residential mortgages sold Balances NCO
Florida $141 $72
Ohio 25 15
Illinois 15 9
Michigan 15 8
Indiana 10 6
Other 23 13
Total $228 $123
Commercial HFS transfers - O/S Florida Michigan Other Total
Commercial mortgage $174 $45 $267 $486
Commercial construction 32 12 123 167
C&I 51 38 219 308
Total $257 $95 $609 $961
Commercial HFS transfers - nonaccruals Florida Michigan Other Total
Commercial mortgage $106 $38 $183 $327
Commercial construction 32 11 86 129
C&I 49 35 154 238
Total $187 $84 $423 $694
Commercial HFS transfers - NCO Florida Michigan Other Total
Commercial mortgage $75 $20 $107 $202
Commercial construction 20 6 51 77
C&I 26 10 72 108
Total $121 $36 $230 $387
Net charge-off
composition
Credit
Actions
Remaining
Portfolio Total
Consumer $123 $206 $329
Commercial 387 240 627
Total $510 $446 $956

FIFTH THIRD BANK

2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
FITB
Peer Average

1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
FITB
Peer Average

4.5%
3.5%
2.5%
1.5%
0.5%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
FITB
Peer Average

5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
FITB
Peer Average

© Fifth Third Bank | All Rights Reserved
Strong relative credit trends
Source: SNL and company reports. NPA and NCO ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 net charge-offs included $800mm in NCOs related to commercial loans moved to held-for-sale; 3Q10 net charge-offs included $510mm in NCOs related to loans sold or moved to held-for-sale. 4Q10 expectations based on outlook provided on 10/21/10.
FITB credit metrics were higher than peers but are now generally better than peers
NPA ratio vs. peers Net charge-off ratio vs. peers*
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
(7.5%) (HFS transfer)
3.80%
Before credit
actions
2.33%
Before credit
actions
4Q10 expect
stable*
4Q10 expect
below 2%*

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

(37%) QoQ; (46%) YoY
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
517
555
561
550
$1.6B
323
2,430
2,392
2,172
1,980
1,261
3Q09
4Q09
1Q10
2Q10
3Q10
Commercial
Consumer

(13%) QoQ; (55%) YoY
$1,000
$800
$600
$400
$200
$0
$992
$754
$542
$510
$447
$832
$602
$405
$310
$290
$160
$152
$137
$205
$157
3Q09
4Q09
1Q10
2Q10
3Q10
Total
Commercial
Consumer

© Fifth Third Bank | All Rights Reserved
Non-performing loans
Non-performing loans ($mm)
$2.9B $2.9B
$2.7B
Non-performing loans improving with lower
severity mix; benefit of sale/transfer
$2.5B
Fifth Third’s non-performing loan inflows (relative to loans) were higher than peers throughout 2008. More recently, FITB inflows have been lower than peers and generally in the top quartile.
FITB NPL inflows (relative to loans) vs. peers
FITB
Peers include: BAC, BBT, C, CMA, HBAN, JPM, KEY, MI, MTB, PNC, RF, STI, USB, and WFC
New non-performing loan flows ($mm)
NPL flows have declined significantly
$1.6B

FIFTH THIRD BANK

Total Net Charge-offs
5.0%
3.4%
3.5%
0.7%
1.3%
1.6%
1.7%
2.0%
2.1%
2.1%
2.3%
2.4%
2.4%
2.5%
2.7%
5.5%
MTB
CMA
PNC
BBT
HBAN
USB
WFC
FITB
STI
RF
ZION
KEY
MI

2.0%
2.5%
2.7%
2.9%
3.1%
3.3%
3.4%
3.8%
4.4%
4.5%
4.6%
5.0%
5.7%
USB
MTB
FITB
HBAN
KEY
CMA
BBT
PNC
STI
RF
WFC
MI
ZION

Peer average: 33%
20%
23%
24%
28%
28%
30%
32%
36%
37%
38%
38%
41%
49%
CMA
KEY
USB
PNC
MTB
FITB^
HBAN
BBT
MI
WFC
STI
RF
ZION

(10%)
(2%)
(2%)
1%
6%
7%
11%
15%
18%
18%
18%
22%
26%
FITB^
USB
KEY
HBAN
CMA
PNC
MTB
MI
WFC
RF
BBT
STI
ZION

© Fifth Third Bank | All Rights Reserved
Strong credit metrics compared with peers
Source: SNL Financial and company reports.
* Excludes net charge-offs related to loans sold or moved to held-for-sale during 3Q10 for FITB ($510mm), RF ($233mm), and BBT ($432mm).
^ FITB as of 3Q10
HFI NPA Ratio
Peer average: 2.3%
Peer average: 3.8%
Net Charge-off Ratio* (Annualized)
“Texas Ratio”
(HFI NPAs + Over 90s) / (Reserves + TCE)
(HFI NPAs + Over 90s – Reserves) / TCE
Peer average: 11%
FITB credit metrics lower than peer average and represent position of relative strength
Peers
2Q10
Peers
2Q10
Peers
3Q10
Peers
3Q10

$1,200
$1,000
$800
$600
$400
$200
$0
($200)
($400)
($600)
3.31%
4.88%
4.91%
4.85%
4.20%
5%
4%
3%
2%
1%
0%
-1%
-2%
$196
$756
$68
$708
$8
$582
$434
($109)
$956
($499)
3Q09
4Q09
1Q10
2Q10
3Q10
Net Charge-offs
Provision
Reserves as % of Loans

202%
107%
153%
89%
181%
157%
Reserves / NPLs
Reserves / NPAs
Reserves / Annualized NCOs*
FITB
Peer Average

Strong reserve position
Source: SNL Financial and company reports. NPAs/NPLs exclude held-for-sale portion for all banks and covered assets for BBT, USB, and ZION.
* Net charge-offs exclude net charge-offs related to loans sold or moved to held-for-sale during 3Q10 for FITB ($510mm), RF ($233mm), and BBT ($432mm)
Coverage ratios are strong relative to peers
Industry leading reserve level
1. FITB 4.20%
2. ZION 4.07%
3. KEY 3.81%
4. RF 3.77%
5. HBAN 3.56%
6. MI 3.51%
7. PNC 3.48%
8. WFC 3.18%
9. USB 2.83%
10. STI 2.68%
11. BBT 2.56%
12. CMA 2.38%
13. MTB 1.76%
Peer Average 3.13%
Reserves / Loans

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11.9%
11.7%
11.2%
11.1%
10.9%
10.4%
10.3%
10.0%
9.9%
9.6%
8.5%
8.2%
6.8%
PNC
BBT
ZION
KEY
WFC
FITB
USB
CMA
STI
HBAN
RF
MTB*
MI

18.3%
16.5%
16.1%
15.1%
14.4%
14.1%
13.4%
13.3%
13.0%
12.5%
12.0%
11.8%
9.3%
KEY
CMA
PNC
WFC
FITB
MI
ZION
STI
RF
BBT
HBAN
USB
MTB

10.0%
9.6%
9.0%
8.8%
8.6%
8.0%
8.0%
7.6%
7.6%
7.4%
7.3%
7.0%
6.2%
CMA
PNC
BBT
ZION
KEY
WFC
STI
RF
USB
HBAN
FITB
MI*
MTB*

10.4%
8.2%
8.0%
7.6%
7.5%
7.3%
7.1%
7.0%
6.8%
6.1%
6.1%
6.0%
5.9%
CMA
MI
KEY
PNC
WFC
STI
FITB
ZION
BBT
RF
HBAN
USB
MTB

© Fifth Third Bank | All Rights Reserved
Strong capital position
Source: SNL Financial and company reports. Data as of 3Q10.
* MTB Tier 1 capital and Tier 1 common ratios as of 2Q10. MI Tier 1 common ratio as of 2Q10
^ 2Q10 RWA for MTB, PNC, STI, ZION
Strong capital ratios relative to peers, particularly considering reserve levels
(TCE + reserves) / Loans
Peer average: 13.8%
Peer average
w/o TARP: 10%
Tier 1 capital ratio (with and without TARP)
9.2%
10.8%
14.2%
13.6%
12.8%
14.3%
13.9%
12.1%
Tangible common equity ratio
Peer average: 7.2%
(Tier 1 common ratio + reserves) / RWA^
Peer average: 8.1%
TARP
Reserves
10.6%
12.0%
11.2%
11.6%
12.0%
10.5%
10.3%
11.0%
10.9%
10.3%
7.6%
9.8%
10.5%

$5.0B
$750
$0
$0
$0
$0
$0
2010
2011
2012
2013
2014
2015
2016 on
Fifth Third Bancorp
Fifth Third Capital Trust

$3
$0
$0
$500
$0
$500
$0
2010
2011
2012
2013
2014
2015
2016 on

L-T debt 10%
Demand 17%
Equity 13%
Other liabilities 3%
Interest checking 15%
S-T borrowings 2%
Non-core deposits 6%
Consumer time 9%
Foreign office 3%
Savings/ MMDA 22%

© Fifth Third Bank | All Rights Reserved
Strong liquidity profile
Retail Brokered CD maturities: $254mm in 2010; $31mm in 2011
FHLB borrowings $2.6B
9/30 unused avail. capacity $25B ($18.7B in Fed and $5.8B in FHLB)
Holding Company cash at 9/30/10: $1.2B
—
Total Fed deposits ~$2.9B
Expected cash obligations over the next 12 months (assuming no
TARP repayment)
— $0 debt maturities
— ~$32mm common dividends
— ~$205mm preferred dividends  (~$35mm Series G, ~$170mm TARP)
— ~$365mm interest and other expenses
Cash currently sufficient to satisfy all fixed obligations* for more than
2.5 years without accessing capital markets/subsidiary dividends/asset sales
Bank unsecured debt maturities ($mm – excl. Brokered CDs)
Heavily core funded
Holding company unsecured debt maturities ($mm)
* Debt maturities, common and preferred dividends, interest and other expenses
S-T
wholesale
8%

FIFTH THIRD BANK

Achieve market share leadership in a majority of our markets

- Higher deposits / branch
- Better and deeper customer relationships

Focus on expanding underpenetrated high-potential service areas

- Small business
- Private banking
- Treasury management

Ongoing initiatives

- Customer satisfaction
- Employee engagement
- Business line sales integration strategy

Opportunistic hiring

- Market disruption has given us the opportunity to hire strong talent from former competitors

15 © Fifth Third Bank | All Rights Reserved Continuing to invest for the future

© Fifth Third Bank | All Rights Reserved
Peer performance summary – YoY Comparison
Source: SNL Financial and company reports.
(1) Regional bank peer average consists of BBT, CMA, HBAN, KEY, MTB, MI, PNC, RF, STI, USB, WFC, and ZION.
* Operating fee growth, core pre-tax pre-provision earnings, and operating efficiency ratio exclude the following items: securities gains/losses, gains/losses from debt extinguishments, leveraged lease gains/losses, gains from asset sales, BOLI litigation, and other non-recurring items. Average loans include only loans held-for-
investment. NPAs exclude loans held-for-sale and covered assets.
^  Excludes net charge-offs related to loans sold or moved to held-for-sale during 3Q10 for FITB ($510mm), RF ($233mm), and BBT ($432mm).
Continued relative outperformance on key value drivers
FITB
3Q10
Regional bank
peer average
(1)
3Q10
Performance
vs. peers
Core pre-tax pre-provision earnings* /
average assets (annualized)
2.2% 1.9% Better
Operating efficiency ratio* 60% 64% Better
Net interest margin / (bps) 3.70% (+27) 3.62% (+26) Better
NPA ratio* / (bps) 2.72% (-137) 3.76% (-26) Better
Net charge-off ratio^ / (bps) 2.31% (-144) 2.25% (-50) Inline
Average core deposits growth 7.6% 2.7% Better
Average loan growth* (4.3%) (6.3%) Better

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule
3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,”
“objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth
Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth
Third, one or more acquired entities and/or the combined company are engaged; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

18 © Fifth Third Bank | All Rights Reserved Appendix

94
3
483
57
8
564
111
45
539
73
30
562
91
1
569
55
14
552
67
40
634
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Noninterest Expense Credit Items
Fee Income Credit Items
Adjusted

© Fifth Third Bank | All Rights Reserved
Pre-tax pre-provision earnings
Core PPNR trend
* Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense
• Reported PPNR of $760
million up 34% from
strong 2Q10 levels
driven by strong net
interest income growth,
higher fees reflecting
mortgage results and
litigation settlement
• Adjusted PPNR of $634
million, due to
adjustments totaling
($126) million, resulting
in adjusted sequential
and year-over-year
increases of 15% and
18%, respectively
• Excluding the impact of
credit-related
adjustments ($107mm in
3Q10), PPNR up 19%
versus 2Q10; up 7%
versus 3Q09
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
Reported PPNR $511 $2,393 $844 $562 $568 $567 $760
Adjustments:
BOLI 54 - - - - - (127)
Gain on sale of Visa shares - - (244) - 9 - -
Gain from sale of processing interest - (1,764) 6 - - - -
Divested merchant and EFT revenue (155) (169) 2 - - - -
Class B Visa swap fair value adjustment - - - - - - -
Securities gains/losses 24 (5) (8) (2) (14) (8) (4)
Visa litigation reserve expense - - (73) - - - -
Other litigation reserve expense - - - 22 4 3 -
FTPS warrants + puts - - - (20) 2 (10) 5
Seasonal pension expense - - 10 - - - -
FDIC special assessment - 55 - - - - -
Divested merchant and EFT expense (est.) 49 54 2 - - - -
Core PPNR $483 $564 $539 $562 $569 $552 $634
Credit Related Items:
OREO write-downs, FV adjs, & G/L on loan sales 3 8 45 30 1 14 40
Problem asset work-out expenses 94 57 111 73 91 55 67
Credit adjusted PPNR $580 $630 $695 $665 $661 $621 $741
Adjusted PPNR +31%; Credit adjusted PPNR +28%

© Fifth Third Bank | All Rights Reserved
NPL Rollforward
NPL Rollforward
Commercial
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
Beginning NPL Amount 1,406       1,937       2,110       2,430       2,392       2,172      1,980
New nonaccrual loans 799          544          832          602          405          310         290
Paydowns, payoffs, sales and net other activity (157)         (190)         (246)         (332)         (425)         (401)        (631)
Charge-offs (111)         (181)         (266)         (308)         (200)         (100)        (379)
Ending Commercial NPL 1,937       2,110       2,430       2,392       2,172       1,980      1,261
Consumer
Q109 Q209 Q309 Q409 Q110 Q210 Q310
Beginning NPL Amount 457          459          477          517          555          561         550
New nonaccrual loans 157          125          160          152          137          205         157
Net other activity (155)         (107)         (120)         (114)         (131)         (216)        (384)
Ending Consumer NPL 459          477          517          555          561          550         323
Total NPL 2,396       2,587       2,947       2,947       2,733       2,530      1,584
Total new nonaccrual loans 956          669          992          754          542          515         447
Continued significant reduction in inflows of nonperforming loans

FIFTH THIRD BANK

50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12

9%
19%
19%
24%
29%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months

70%
60%
50%
40%
30%
20%
10%
0%
3 months
6 months
9 months
12 months

21
© Fifth Third Bank | All Rights Reserved
Troubled debt restructurings (TDR) overview
TDR performance has improved in newer vintages
Outperforming redefault benchmarks
Source:  Fifth Third and OCC/OTS data; data through 1Q10 industry data cumulative through 1Q10 (starting point altered to conform with current OCC reporting)
Mortgage TDR 60+ redefault trend by vintage
1Q08      $69
2Q08    $135
3Q08    $146
4Q08    $176
1Q09    $221
2Q09    $257
Months since modification
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(January 1, 2009 through March 2010)
Fannie Mae
Industry
portfolio loans
Fifth Third
Volume by
vintage ($mm)
Freddie Mac
3Q09    $386
4Q09    $153
$1.0
billion
2008
2009
1Q10    $156
Successive improvement in vintage performance during 2008
and 2009, even as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted at a
lower rate than other bank held portfolio modifications
— Fifth Third’s TDRs are about a third less likely to
redefault than modifications on GSE mortgages
Of $1.8B in consumer TDRs, $1.59B were on accrual status
and $175mm were nonaccruals
— $1.0 billion of TDRs are current and have been on the
books 6 or more months; within that, over $700 million
of TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity declines
significantly
— We do not typically see significant defaults on current
loans once a vintage approaches 12 months since
modification

Current consumer TDRs (%)

FIFTH THIRD BANK

4.2%
4.1%
3.8%
3.8%
3.6%
3.5%
3.5%
3.2%
2.8%
2.7%
2.6%
2.4%
1.8%
FITB ZION KEY RF HBAN MI PNC WFC USB STI BBT CMA MTB

202%
177%
143%
136%
132%
108%
94%
89%
85%
85%
81%
80%
71%
FITB USB KEY HBAN BBT PNC RF MI WFC ZION MTB CMA STI

153%
149%
125%
121%
92%
83%
79%
73%
72%
70%
69%
69%
61%
FITB USB KEY HBAN PNC RF BBT CMA ZION MI MTB WFC STI

243%
215%
183%
183%
181%
84%
164%
153%
106%
149%
75%
147%
138%
135%
113%
62%
MTB PNC CMA HBAN FITB ZION RF BBT WFC KEY USB STI MI

© Fifth Third Bank | All Rights Reserved
Industry leading reserve levels
Reserves / NPAs
Reserves / Loans
Source: SNL Financial and company reports. Data as of 3Q10. NPLs and NPAs exclude loans held-for-sale.
* Net charge-offs exclude net charge-offs related to loans sold or moved to held-for-sale during 3Q10 for FITB ($510mm), RF ($233mm), and BBT ($432mm)
Reserves / Net Charge-offs* (Annualized)
Reserves / NPLs
Peer average: 3.1%
Peer average: 157%
Reserve coverage strong relative to problem assets and losses
Peer average: 89%
Peer average: 107%
Lighter portion excludes
charge-offs on loans sold
or moved to held-for-sale

© Fifth Third Bank | All Rights Reserved
Potential impact of key elements of Dodd-Frank Act
and other recent financial legislation*
Scope of activity Potential impact**
Volcker Rule /
Derivatives
• Vast majority of derivatives activities are exempted
(FITB generally not a market maker)
• Any proprietary trading de minimis
• “P/E” fund investments <$100mm (<1% of Tier 1
capital)
• Expect minimal financial impact from loss of existing
revenue
• Potentially higher compliance costs despite small levels
of non-exempt activities
Debit
Interchange
(Durbin
Amendment)
• LTM^ debit interchange revenue of $197mm
• LTM debit interchange $ volume: $15.3B
– Signature $11.9B, PIN $3.4B
• LTM debit interchange transaction volume:
422mm
– Signature 337mm, PIN 85mm
• Will not know what “reasonable” and “proportional” mean
until after Fed study
• Each 10 bps reduction in overall interchange rates would
represent ~$15mm revenue impact annually, before
effect of mitigation
• Additional follow-on effects on industry debit card
payments business could result from changes
Deposit
Insurance
• Current assessed base (Deposits): ~$80B
• Proposed assessed base (Assets-TE): ~$97B
• FITB percentage share of new industry assessment
base lower than its percentage share of old base (due
to lower reliance on wholesale funding)
• Don’t know assessment rates on new base
• DIF reserve target increase to 1.35% from 1.15%
– May be achieved from banks >$50B through higher
annual assessments or longer period of elevated
assessments
Reg. E
• Requires customers to “opt-in” to allow non-recurring
electronic overdrafts (e.g. debit, ATM) from accounts
• Estimated $15-20mm per quarter ($60-80mm
annualized) reduction to deposit service charges, before
effect of mitigation
Potential impact of these and other elements of financial regulatory reform, such as CFPA activities and many other aspects, are unknown at this time
TRUPs exclusion
(Collins
Amendment)
• ~280 bps of non-common Tier 1 capital in capital
structure
• >300 bps of non-common Tier 1 currently
– Likely more than needed post-Basel III
• 3-year transition period begins 2013
• Will manage capital structure to desired composition
* Based on current understanding of legislation. ** Potential impact, as noted above, is not intended to be inclusive of all potential impacts that may result from implementation of legislation. Please refer also to cautionary statement.
^ LTM = last twelve months

© Fifth Third Bank | All Rights Reserved
Well-positioned for changed financial landscape
Fifth Third’s business model is driven by traditional banking activities
— Making loans, taking deposits, treasury management
— Largest bank headquartered within core Midwest footprint
No significant business at Fifth Third impaired during crisis; core business activities not generally limited by financial reform
— Didn’t/don’t originate/sell CDOs or securitize loans on behalf of others; no mortgage securitizations outstanding (except <$150 million HELOC from 2003)
— Didn’t/don’t originate/sell subprime mortgages or Option ARMs
— De minimis market making in derivatives
— De minimis proprietary trading
— Small private equity portfolio <$100 million (holding company subsidiary)
— Low level of financial system “interconnectedness” (e.g., Fifth Third loss in Lehman bankruptcy should be less than $2 million)
— Daily VaR less than $500 thousand
While financial reform will be costly, expect financial reform to create new opportunities for banking industry through re-intermediation
Fifth Third’s businesses have performed well through the crisis, and we expect to continue capitalizing on our strong competitive position as the landscape evolves further toward our traditional strengths

FIFTH THIRD BANK

$200
$180
$160
$140
$120
$100
$80
$60
$40
$77
$117
$172
$166
$184
11
12
11
12
12
67
105
161
154
172
3Q09
4Q09
1Q10
2Q10
3Q10
GSE
Private
Claims

© Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
Demand requests and repurchase losses remain volatile and near-term repurchase losses are expected to remain elevated
— Number of outstanding demand requests (units) down 10% from Q2
2010, outstanding demand requests ($) up 11%
Virtually all sold loans and new claims relate to GSEs or GNMA
— 96% of outstanding balance of loans sold
— 93% of outstanding claims
Majority of new claims and repurchase losses relate to 2006 through 2008 vintages
— 82% of new claims for 2010 YTD
Majority of outstanding balances of the serviced for others portfolio relates to origination activity in 2009 and later
Claims and exposure related to whole loan sales (no outstanding first mortgage securitizations)
Repurchase Reserves* ($ in millions)
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Beginning balance $44 $48 $58 $84 $85
Net reserve additions 17 25 39 19 47
Repurchase losses (13) (15) (13) (18) (29)
Ending balance $48 $58 $84 $85 $103
Outstanding Counterparty Claims ($ in millions) Outstanding Balance of Sold Loans ($ in millions)
GSE GNMA Private Total
2005 and prior $10,519 $335 $806 $11,660
2006 2,395 74 360 2,829
2007 3,951 107 304 4,362
2008 4,327 915 - 5,242
2009 and later 21,856 6,484 - 28,340
Total $43,048 $7,915 $1,470 $52,433
* Includes reps and warranty reserve ($86 million) and reserve for loans sold with recourse ($17 million).